Combination of Desert Peak Minerals with Falcon Minerals January 12, 2022 + Building a Leading Minerals Business Exhibit 99.2

Disclosures Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Forward-Looking Statements This news release includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about Falcon’s and Desert Peak’s ability to effect the transactions discussed in this communication; the expected benefits and timing of the transactions; future dividends; and future plans, expectations, and objectives for the combined company’s operations after completion of the transactions, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, and in Falcon’s Quarterly Reports on Form 10-Q, filed with the SEC for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Neither Desert Peak nor Falcon undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law. Additional Information and Where to Find It In connection with the proposed transaction, Falcon intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) and also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Falcon with the SEC at the SEC’s website at www.sec.gov. You may also obtain Falcon’s documents on its website at www.falconminerals.com. Participants in the Solicitation Falcon, Desert Peak, and their directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Falcon’s directors and executive officers is available in Falcon’s proxy statement filed with the SEC on April 23, 2021, for its 2021 annual meeting of stockholders. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above. Industry and Market Data The information, data and statistics contained herein are derived from various internal (including data that Falcon and DPM have internally collected) and external third party sources. While Falcon and DPM believe such third party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Falcon nor DPM has independently verified the accuracy or completeness of the information provided by third party sources. No representation is made, by Falcon’s or DPM’s management, as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Falcon and DPM assume no obligation to update the information in this presentation. Basis of Presentation Unless otherwise noted, all NRA counts and gross and net well counts are as of 12.28.21. All NRA metrics shown on an 1/8ths royalty equivalent basis. Non-GAAP Measures This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Falcon and DPM believe such non-GAAP measures are useful for investors, it is not a measure of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries.

Transaction Summary Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Assumes FLMN share price as of 01/12/22. DPM equityholders may receive additional stock consideration to the extent that DPM’s net debt is less than $140 mm (based on $5.15 per FLMN share price) at closing. Falcon Minerals (NASDAQ: FLMN) and Desert Peak Minerals (“DPM”) have agreed to combine in an all-stock transaction to form a $1.9bn enterprise value company(1) FLMN will issue 235 million shares, which will be adjusted accordingly in connection with the reverse stock split below, of Class C common stock to DPM equityholders, resulting in existing FLMN shareholders owning ~27% and DPM equity holders owning ~73% of the combined company(2) Expected to be accretive to FLMN shareholders on a cash flow per share basis for FY’22 Immediately prior to the closing of the transaction, FLMN will execute a 1-for-4 reverse stock split Terms & Structure Approvals Timeline Approved by FLMN's Board of Directors and a Transaction Committee of FLMN's Board of Directors comprised solely of disinterested directors Subject to FLMN Stockholder approval An entity affiliated with Blackstone (NYSE: BX), which owns ~40% of FLMN’s common stock, has entered into a Support Agreement to vote in favor of the transaction FLMN expects to mail proxy statement to FLMN shareholders in 1H’22 Transaction is expected to close in 2Q’22 Leadership & Governance The combined company will be managed by the DPM management team Initial Board of Directors following the close of this transaction will consist of 8 members: 6 designated by DPM and 2 designated by FLMN

Building a Leading Minerals Business Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Premier asset base focused at the front end of operators’ cost curves 1 Capital allocation strategy aligned with shareholders and focused on low leverage 3 Proven strategy of large-scale consolidation across diversified operators 2 Best in class governance model led by experienced Board and management 4

Transformative Combination Creating a Leading Oil-Weighted Minerals Company Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Source: Company filings and presentations. Daily production calculated as DPM 3Q’21 production pro forma for all deals completed in 3Q’21 as if they were completed on 07/01/21 plus FLMN reported 3Q’21 production. 3Q’21 Annualized pro forma Adjusted EBITDA. Pro forma adjusted EBITDA calculated as DPM’s standalone 3Q’21 Adjusted EBITDA assuming all deals completed in 3Q’21 were completed on 07/01/21 plus FLMN 3Q’21 asset level cash flow. Asset level cash flow calculated as production revenue plus lease bonus and other income less gathering, transportation, and marketing expenses, severance and ad valorem taxes, and any other production expenses. DPM and FLMN are combining to form a leading minerals & royalties consolidator uniquely positioned to deliver cash flow growth to investors through our operators’ organic development and management team’s proven ability to make accretive acquisitions Combination brings together two high quality, oil-weighted, and geographically focused minerals positions Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü Delaware Basin Eagle Ford DPM AOI Outline Pro Forma Statistics NRAs: 139,027 3Q’21 Daily Production(1): 13.5 Mboe/d 3Q’21 Annualized Adjusted EBITDA(2): ~$205mm Midland Basin

Industry-leading Scale, Oil Content, and Permian Exposure Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 DPM production pro forma for all deals completed in 3Q’21 as if they were completed on 07/01/21. Key Metrics Net Royalty Acres 3Q’2021 Production (Mboe/d)(1) Delaware 105,355 33,672 139,027 8.9 4.5 13.5 Midland Delaware Midland Appalachia Eagle Ford Eagle Ford Appalachia Oil Gas NGL Oil Gas NGL Gas NGL Pro Forma Oil Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

DPM’s Minerals Position Attracts E&P Operator Capital Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Source: Wood Mackenzie and Enverus. ~68% ~42% 26% increase in market share Permian and Eagle Ford Spuds Increasingly Comprise a More Meaningful Component of Total U.S. Spuds Permian and Eagle Ford have Continued to Gain Market Share Permian spuds as % of total U.S. spuds Eagle Ford spuds as % of total U.S. spuds Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Near-Term Production Estimates Supported by Spud and Permit Activity Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Note: A net normalized well is calculated by taking the net ownership to DPM multiplying by the lateral length divided by 5,000’. Assumes DPM owned all DPM and FLMN assets as of 12/28/21 as if they were owned on 01/01/18. Current wells represent wells as of 12/28/21. Pro Forma Line-of-Sight Inventory is the Largest in Asset’s History(1) (Net Normalized Wells) Net Normalized Spuds Net Normalized Permits Significant Line-of-Sight Inventory Relative to Existing PDP Base(1) 11.2 Net Norm. Spuds 9.2 Net Norm. Permits Other Other Total Net Normalized PDP Wells: 91.9 Total Net Normalized PDP Wells Turned-in-Line since 01/01/19: 35.2 (2) Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Combined Company 1H’22 Guidance Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 13.5 – 14.5 Mboe/d 50% - 53% ~73% Combined company expects to have ~$3mm of cash G&A per quarter Production % Oil % Permian Production G&A Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Leveraging DPM’s Scalable Business Model Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 DPM 3Q’21 production pro forma for all deals completed in 3Q’21 as if they were completed on 07/01/21. 3Q’21 pro forma production based on DPM 3Q’21 production pro forma for all deals completed in 3Q’21 as if they were completed on 07/01/21 plus FLMN reported 3Q’21 production. 3Q’21 pro forma cash G&A based on the DPM’s estimated annual public G&A amount, which is equal to $12.0mm. DPM estimated cash G&A is not inclusive of any stock-based compensation, one-time transaction costs or any FLMN G&A costs incurred prior to closing. 24 26 Employees <30 (Cash G&A $ / Boe) (NRAs) Stable Head Count, Significant Cash G&A / Boe Reduction, While Well Set Grows ~4.2x 2,438 7,133 Gross Wells 10,218 46% Decline in Cash G&A / Boe (1) (2) Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Proven and Peer Leading Consolidation Effort Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Note: Includes all acquisitions completed in 2021. BSM does not disclose NRAs per acquisition. KRP does not include most recent acquisition closed on 12/07/21 due to limited public information. DPM NRAs Since Inception 2017 2018 2019 2020 2021 Over 195,000 NRAs evaluated for acquisition, but bid/ask spread was too wide Current DPM: 105,353 Pro Forma DPM: 139,027 NRAs Acquired by Peers Since 2019 NRAs (000s) Pro Forma (Cumulative NRAs) (1) (2) Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Strategic, Disciplined, and Opportunistic Acquisition Approach Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Note: Includes all acquisitions completed as of 12/28/21 and the FLMN transaction. Logical Consolidator of the Permian Basin Minerals Market Track record of sourcing and closing large NRA acquisitions in premier U.S. basins Shareholder-aligned team dedicated solely to our minerals business Not tied to any single operator Strategy focused on large-scale mineral consolidation Total Acquisitions by NRAs / Deal Total NRAs by Acquisition Size 181 Total Acquisitions 139,027 NRAs <25 25 – 1,500 >1,500 <25 25 – 1,500 >1,500 Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Well Positioned to Capitalize on Fragmented Royalty Ownership Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Source: Company filings as of 09/30/21, public tax records as of 07/08/21. Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Map does not include DPM acreage outside of the basin boundary lines. Includes all acquisitions completed as of 09/30/21. Permian Basin NRAs(1) Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM Acquirable acreage is defined as any acreage in which DPM can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM NRAs Available to DPM(1)(2) Non-acquirable acreage Acquirable acreage ~6.5mm Total ~4.8mm Acquirable Net Royalty Acres ~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively Delaware Midland ~6.0mm Total ~5.7mm Acquirable Net Royalty Acres DPM Acquirable NRAs Delaware and Midland Basins Non-acquirable NRAs Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü

Maintain underwriting discipline for accretive acquisitions Generate robust Free Cash Flow Pay significant dividend Maintain conservative capital structure Capital Allocation Framework & Financial Philosophy Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Pro forma net debt/annualized Q3 Adjusted EBITDA includes (i) pro forma Desert Peak net debt of $126.4 mm and (ii) Falcon net debt of $32.9 mm for a pro forma combined total of $159.3 mm net debt at 09/30/21. Pro forma Adjusted EBITDA of $51.1 mm includes (i) $33.7 mm for Desert Peak and assumes all Desert Peak acquisitions consummated by 09/30/21 were consummated on 07/01/21 and (ii) asset level cash flow (Adjusted EBITDA plus $2.7 mm in cash general and administrative expenses) for Falcon of $17.4 mm. Capital Allocation DPM and FLMN are in conversations with their respective lender groups about a pro forma credit facility DPM expects to receive an updated borrowing base that will be contingent upon the closing of the transaction Merger has no financing contingency ü ü Revolving Credit Facility ü ü Premier Asset Base Shareholder-aligned Capital Allocation Proven Consolidation Strategy Best in Class Governance ü Pro forma leverage of ~0.8x (1)

Leading the Way in Oil & Gas ESG Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Management incentive compensation is expected to be 100% equity based Emphasis on absolute total shareholder returns instead of relative returns or growth with no relationship to shareholder returns DPM management team’s initial equity awards will be at the same basis as public investors upon closing; no legacy stock compensation or incentive units crystallizing at transaction closing 7 out of 8 members of the board of directors will be independent on day 1 post-merger Experienced, dedicated team that is 100% focused on our minerals business and not on an operated or non-operated position or other business lines or companies 50% of DPM’s employees are women(1) Employee base and Board designees reflective of a culture that values diversity DPM’s lease form provides an economic disincentive for flaring gas Targeting minerals under operators with strong environmental track records DPM is Aligned with Shareholders and is a Leading Example of Good Governance and Social Responsibility As of 12/28/21. Shareholder-aligned Capital Allocation Premier Asset Base Proven Consolidation Strategy Best in Class Governance ü

Technical Focus and a Track Record of Shareholder Value Creation Diverse, Experienced Leadership Team Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 New Management Team New Board of Directors FLMN Designees DPM Designees Steven Jones Claire Harvey Morris Clark Alice Gould Erik Belz Noam Lockshin Chairman Allen Li Chris Conoscenti Brett Riesenfeld General Counsel Britton James VP of Land Jarret Marcoux VP of Engineering & Acquisitions Carrie Osicka CFO Chris Conoscenti CEO Shareholder-aligned Capital Allocation Premier Asset Base Proven Consolidation Strategy Best in Class Governance ü

Building a Leading Minerals Business Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Premier asset base focused at the front end of operators’ cost curves 1 Capital allocation strategy aligned with shareholders and focused on low leverage 3 Proven strategy of large-scale consolidation across diversified operators 2 Best in class governance model led by experienced Board and management 4

Appendix

Management & Board of Directors Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 Brett Riesenfeld General Counsel Britton James VP of Land Jarret Marcoux VP of Engineering & Acquisitions Carrie Osicka CFO Chris Conoscenti CEO Joined Kimmeridge in March 2019 18 years of investment banking experience, including Managing Director of Oil & Gas at both JP Morgan and Credit Suisse where he led numerous strategic advisory and financing transactions for E&P and minerals companies B.A. from the University of Notre Dame and JD/MBA from Tulane University Joined Kimmeridge in April 2019 10 years at Resolute Energy Corporation, most recently as Senior Director of Finance B.S. in Accounting from Metropolitan State University and MBA from the Kellogg School of Management at Northwestern University Joined Kimmeridge in June 2019 9 years of experience with Vinson & Elkins LLP where he focused on capital markets and M&A in the upstream space B.A. from University of Texas and J.D. from University of Texas School of Law Joined Kimmeridge in January 2015 2 years at Baker Hughes 8 years of engineering experience working for IBM, Samsung, and AMD Master of Engineering from Texas A&M University in Petroleum Engineering and B.S. in Chemical Engineering and double major in Economics from the University of Massachusetts Amherst Joined Kimmeridge in December 2018 15 years of industry experience Previously with Arris Petroleum and Whiting Petroleum Corporation Served as a Non-Commissioned Officer in the Colorado Army National Guard for 6 years B.S. in Business from the University of Montana DPM Management team DPM Board of Directors Currently serves as President of ARM Resources Serves as Chairman of the Board of Directors for FLMN and Director of Tellurian, Inc Currently serves as a Partner at Kimmeridge and has been with the firm since its founding in May 2012 Previously served as Vice President of Energy Investing for AllianceBernstein Currently serves as a Director of Civitas Resources Previously served as a Director of Extraction Oil and Gas, Vice President and Treasurer of Marathon Oil, and as a Tax Attorney at Bracewell & Patterson Currently serves as a managing director in Blackstone’s PE group focusing on natural resources and energy transition / sustainability investments Serves as a Director for DPM, FLMN, and Olympus Energy See above Steven Jones: Director Designee Alice Gould: Director Designee Morris Clark: Director Designee Noam Lockshin: Chairman Chris Conoscenti: Director Designee Allen Li: Director Designee Erik Belz: Director Designee Claire Harvey: Director Designee Currently serves as Executive Vice President and CFO of WaterBridge Resources Serves as a Director for FLMN Currently serves as a Director of CorePoint Lodging Previously served as Investment Manager at DUMAC focusing on energy and natural resources Currently serves as a Senior Vice President in the Opportunities Fund at Oaktree Capital Serves as a Director of Battalion Oil Corp., PHI Group, and Sierra Energy